                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 31, 2008
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                          001-13403                  84-1032638
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri           64116
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code         (816) 584-5000
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     On December 31, 2008, American Italian Pasta Company (the "Company") issued a press release  announcing a presentation  at the CJS Securities  conference on
January 7,  2009.  The press  release is  attached  as Exhibit  99.1  hereto and incorporated herein by reference.

     The  presentation  material  will be available  in the  Investor  Relations section of the Company's website (www.aipc.com).

Item 9.01  Financial Statements and Exhibits.

          (d)   Exhibits.

          99.1  Press Release dated December 31, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: January 5, 2009             AMERICAN ITALIAN PASTA COMPANY

                                       By:   /s/ Paul R. Geist
                                           -------------------------------------
                                             Paul R. Geist
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

     99.1                  Press Release dated December 31, 2008.